SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event reported):      04/25/02

Credit Suisse First Boston Mortgage Securities Corp Mortgage Pass-Through
 Certificates, Series 2002-HE4
(Exact name of registrant as specified in its charter)


          Delaware                      333-61840             13-3320910
(State or Other Jurisdiction           (Commission      (I.R.S. Employer
of Incorporation)                        File Number)     Identification No.)


11 Madison Avenue, 5th Floor
New York, New York                                                   10010
(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code:      (212) 325-2000
Item 5. Other Events

  On     04/25/02     a scheduled distribution was made from the Trust
     to holders of the Certificates.  The Trustee has caused to be filed with
     the Commission, the Monthly Report dated          04/25/02
     The Monthly Report is filed pursuant to and in accordance with
     (1) numerous no-action letters (2) current Commission policy in the area.





     A.   Monthly Report Information
          See Exhibit No.1


     B.   Have and deficiencies occurred?  NO.
                      Date:
                      Amount:

     C.   Item 1: Legal Proceedings:  NONE

     D.   Item 2: Changes in Securities:   NONE

     E.   Item 4: Submission of Matters to a Vote of
          Certificateholders:  NONE

     F. Item 5: Other Information - Form 10-Q, PartII - Items 1,2,4,5 if applicable: NOT APPLICABLE


Item 7. Monthly Statements and Exhibits
     Exhibit No.

   1.    Monthly Distribution Report Dated                   04/25/02


Credit Suisse First Boston Mortgage Securities Corp Mortgage-Backed Pass-Through
 Certificates, Series 2002-HE4

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:              04/25/02

DISTRIBUTION SUMMARY

                              Beginning                Current Period
             Original Current Principal     Principal   Pass-Through
Class     Face Value             Amount   Distribution          Rate
A-1   $550,000,000.00   $545,016,016.69  $6,883,804.44       2.24500%
A-2   $150,000,000.00   $149,272,927.68  $1,241,552.10       2.34000%
A-3    $61,000,000.00    $60,704,323.92    $504,897.85       2.23000%
A-F   $100,000,000.00    $99,689,035.96    $938,288.29       5.51000%
A-IO  $445,185,000.00   $441,671,061.96          $0.00       6.10000%
A-F-I  $29,300,000.00    $27,100,000.00          $0.00       5.50000%
M-1    $55,500,000.00    $55,500,000.00          $0.00       2.95000%
M-2    $51,000,000.00    $51,000,000.00          $0.00       3.65000%
M-F-1   $4,900,000.00     $4,900,000.00          $0.00       6.94000%
M-F-2   $4,900,000.00     $4,900,000.00          $0.00       7.42000%
B      $17,500,000.00    $17,500,000.00          $0.00       4.40000%
B-F     $5,200,000.00     $5,200,000.00          $0.00       7.88000%
X               $0.00             $0.00          $0.00
X-F             $0.00             $0.00          $0.00
P-F            $50.00            $50.00          $0.00
R              $50.00             $0.00          $0.00       5.51000%
Total$1,000,000,100.00  $993,682,354.26  $9,568,542.68

                                           Certificate        Ending
              Accrued  Realized Loss of       Interest  Current Prin
             Interest         Principal     Shortfall        Amount
Class Distributed (1)
 A-1    $1,053,621.94               N/A          $0.00 $538,132,212.26
 A-2      $300,784.95               N/A          $0.00 $148,031,375.58
 A-3      $116,569.16               N/A          $0.00 $60,199,426.07
 A-F      $457,738.82               N/A          $0.00 $98,750,747.67
A-IO    $2,384,103.27               N/A         ($0.00)$436,622,363.14
A-F-I     $124,208.33               N/A          $0.00 $25,100,000.00
 M-1      $140,985.42             $0.00          $0.00 $55,500,000.00
 M-2      $160,295.83             $0.00          $0.00 $51,000,000.00
M-F-1      $28,338.33             $0.00          $0.00 $4,900,000.00
M-F-2      $30,298.33             $0.00          $0.00 $4,900,000.00
   B       $66,305.56             $0.00          $0.00 $17,500,000.00
 B-F       $34,146.67             $0.00          $0.00 $5,200,000.00
   X            $0.00               N/A          $0.00 $2,263,022.76
 X-F            $0.00               N/A          $0.00   $121,505.62
 P-F        $5,266.78               N/A          $0.00        $50.00
   R            $0.00               N/A          $0.00         $0.00
Total   $4,902,663.39             $0.00         ($0.00)$984,113,811.58

AMOUNTS PER $1,000 UNIT
                                                            Interest
                                   Prin            Int Carry-forward
ClassCusip                 Distribution   Distribution        Amount
A-1  22540VWV0               12.51600807     1.91567625    0.00000000
A-2  22540VWW8                8.27701399     2.00523300    0.00000000
A-3  22540VWX6                8.27701399     1.91096984    0.00000000
A-F  22540VWZ1                9.38288288     4.57738820    0.00000000
A-IO 22540VWY4                0.00000000     5.35530907    0.00000000
A-F-I22540VXA5                0.00000000     4.23919215    0.00000000
M-1  22540VXC1                0.00000000     2.54027784    0.00000000
M-2  22540VXD9                0.00000000     3.14305549    0.00000000
M-F-122540VXE7                0.00000000     5.78333265    0.00000000
M-F-222540VXF4                0.00000000     6.18333265    0.00000000
B    22540VXG2                0.00000000     3.78888914    0.00000000
B-F  22540VXH0                0.00000000     6.56666731    0.00000000
X    22540VA85
X-F  22540VA93
P-F  22540VB27                0.00000000105335.60000000    0.00000000
R    22540VXB3                0.00000000     0.00000000    0.00000000


                                 Ending
                              Curr Prin
Class                            Amount
A-1                         978.42220411
A-2                         986.87583722
A-3                         986.87583722
A-F                         987.50747672
A-IO                        980.76611552
A-F-IO                      856.65529010
M-1                        1000.00000000
M-2                        1000.00000000
M-F-1                      1000.00000000
M-F-2                      1000.00000000
B                          1000.00000000
B-F                        1000.00000000
X
X-F
P-F                        1000.00000000
R                             0.00000000


     SIGNATURES
        Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Credit Suisse First Boston Mortgage Securities Corp Mortgage Pass-Through
 Certificates, Series 2002-HE4


                        By: /s/ Sheryl Christopherson
                        Name: Sheryl Christopherson
                        Title:  Vice President
                        US Bank, NA